UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                  Date of Earliest Event Reported: May 23, 2011


                          RED MOUNTAIN RESOURCES, INC.
                      -------------------------------------
               (Exact name of Company as specified in its charter)


                2515 McKinney Avenue, Suite 900, Dallas, TX 75201
             -------------------------------------------------------
                             (Address of Registrant)


                       7609 Ralston Road, Arvada, CO 80002
             -------------------------------------------------------
          (Former name or former address, if changed since last report)



            Florida                 000-164968                 27-1739487
----------------------------    ---------------------     ----------------------
(State or other jurisdiction    (Commission File          (IRS Employer Identifi
    of incorporation)                Number)                  -cation Number)


                                 (720) 204-1013
                               ------------------
                 Company's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

         On May 23, 2011, Red Mountain Resources, Inc. (the "Company" or "Red Mountain") entered into a Lease agreement (the "Lease" or the "Agreement") with Chateau Plaza Holdings, L.P., a Delaware limited partnership. Under the Lease, Red Mountain has a starting annual base rent of $107,383 in year one and increases each year thereafter. The Lease will expire on September 30, 2016. The form of the Lease is attached as Exhibit 10.1.


                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (a) Financial Statements - None.

         (b) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit Number                      Description

10.1                                Lease

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        RED MOUNTAIN RESOURCES, INC.



                                        By: /s/ Kenneth J. Koock
                                            ------------------------------------
                                            Kenneth J. Koock, Chief Executive
                                            Officer


                                            Date: June ____, 2011
















                                       3